Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): November 18, 2002




                        Commission File Number:   0-30018



                             MERIDIAN HOLDINGS, INC.
             (Exact name of registrants specified in its charter)




               COLORADO                                 52-2133742

     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)






















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ITEM  1.  Changes  in  Control  of  Registrant                  Not  Applicable

ITEM  2.  Acquisition  or  Disposition  of  Assets              Not  Applicable

ITEM  3.  Bankruptcy  or  Receivership                          Not  Applicable

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant     Not  Applicable


ITEM  5.  Other  Materially  Important  Events                  Not  Applicable

ITEM  6.  Resignation  of  Registrant's  Directors              Not  applicable

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)    FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.
            (None)

     (b)    EXHIBITS.

ITEM  8:  Change in Fiscal year                                Not Applicable

ITEM  9:  Regulation FD Disclosure
          On November 18, 2002, the registrant issued a press release announcing the filing of 10qsb for the period ended
          September 30, 2002.

EXHIBIT ITEM.     DESCRIPTION
------------     -------------

Exhibit  99.1  -   Copy of the Press Release of November 18, 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Meridian  Holdings,  Inc.
                                          (Registrant)

Date:  November 18, 2002              By:/s/  Anthony  C.  Dike
                                      -------------------------
                                          Anthony  C.  Dike
                                 (Chairman, Chief Executive Officer)






















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EXHIBIT  99.1


FOR  IMMEDIATE  RELEASE:  Monday,  November  18,  2002

CONTACT:  Anthony  C.  Dike,  Chairman/CEO          Madeleine  Franco
          Meridian  Holdings, Inc.                  Jordan Richard Assoc.
          213-627-8878                              801-463-0305
          www.meho.com                              ir@jordanrichard.com


                   MERIDIAN HOLDINGS FILES THIRD QUARTER 10-Q

      LEARN MORE ABOUT THE INTERCARE CLINICAL EXPLORER  SOFTWARE SOLUTION FOR
             HEALTHCARE ENTERPRISE MANAGEMENT AT WWW.INTERCARE.COM.

LOS ANGELES, CALIF.-Anthony C. Dike, Chairman and CEO of Meridian Holdings, Inc. (OTC Bulletin Board: MEHO), announced today the timely filing of the company's quarterly report to the Securities and Exchange Commission for the period ended September 30, 2002, on Form 10-QSB. Full text of the report may be viewed on the SEC's EDGAR database at www.sec.gov.

The company reported net income of $34,156 on revenue from operations of $765,776 during three-month period ended September 30, 2002 and net income of $48,254 on revenue from operations of $1.9 million for the first nine months of the year. Adjusted for extraordinary items, net income for the most recent three-month period was $26,156.

Medical services (capitation) revenue increased by 51.5% from $324,485 for the three months ended September 30, 2001 to $492,033 for the three months ended September 30, 2002; and by 32.5% from $999,129 for the nine months ended
September 30, 2001 to $1,323,347 for the nine months ended September 30, 2002. The increase in revenue is attributable to increased membership enrollment in the Capnet IPA physician network. No revenue was generated from software sales during the most recent nine-month periods compared to revenue of $149,600 for the comparable period of last year.

During the nine months ended September 30, 2002, the Company recorded non-cash fixed assets of $350,000, representing the purchase price of ICE (InterCare Clinical Explorer ) software source-code from InterCare.com-Dx, Inc., an affiliated company. The source-code as well as the prototype application having been developed serves as the basis for further development of a technological solution intended to replace the now abandoned Medmaster software.

"While the issues forcing the company's abandonment of the Medmaster software were a significant near-term setback, the Company's ICE technology is proving far superior in terms of scalability, flexibility and adaptability to a variety of medical environments," said Anthony C. Dike, Chairman and CEO of Meridian Holdings. "We are very enthusiastic about its many practical applications and its long-term revenue-generating potential," he said.

ICE is a scalable healthcare software solution integrating every aspect of the healthcare enterprise. Through documentation, information tracking, error reduction, it is designed to support patient safety and greater efficiency among healthcare providers. The program features intuitive order entry, "tapering" orders, a clinical knowledge base, digital video enhanced patient education module, real-time electro-physiological data capture and display, voice command, voice recognition, digital dictation module and numerous other capabilities, including unlimited free-text notes, to complement and document the diagnostic and treatment processes.

ABOUT  MERIDIAN  HOLDINGS  AND  INTERCARE.COM-DX
Meridian Holdings, Inc. is an acquisition-oriented business enterprise focused on building, operating and managing a portfolio of business-to-business companies. Meridian seeks to acquire majority or controlling interests in companies engaged in e-commerce, e-communication, and e-business services, which will allow the holding company to actively participate in management, operations and finances. Meridian's network of affiliated companies is designed to
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encourage  maximum  leverage  of information technology, operational excellence, industry expertise and synergistic business opportunity. Meridian is committed to building shareholder value by positioning affiliated companies as independent business entities in which Meridian shareholders enjoy equity participation. The company's InterCare.com-Dx subsidiary is a U.S. FDA-registered, biomedical software development and publishing company. for additional information, visit Meridian's web site at www.meho.com, and InterCare's web site at
                           -------------
www.intercare.com,  where  the  ICE  software  is  described  in greater detail
               --

NOTE: Statements in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and any amendments thereto. Material that is forward-looking may contain statements about expected future events and/or financial results that are forward-looking in nature. Editors and investors are cautioned that such forward-looking statements invoke risk and uncertainties that may cause the company=s results to differ from such forward-looking statements. These include, but are not limited to, economic, competitive, governmental, technological and other factors discussed in the statements and/or in the company=s filings with the Securities and Exchange Commission.

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